May 16, 2018

DBX ETF TRUST

Xtrackers MSCI EAFE Small Cap Hedged Equity ETF

Xtrackers MSCI Brazil Hedged Equity ETF

Xtrackers MSCI Mexico Hedged Equity ETF

(the “Funds”)

Supplement to each Fund’s Summary Prospectus, Prospectus and

Statement of Additional Information, each dated October 2, 2017, and as each may be supplemented from time to time

On May 16, 2018, the Board of Trustees of DBX ETF Trust (the “Trust”), unanimously voted to close and liquidate Xtrackers MSCI EAFE Small Cap Hedged Equity ETF, Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI Mexico Hedged Equity ETF (each, a “Liquidating Fund,” and collectively, the “Liquidating Funds”). Xtrackers MSCI Brazil Hedged Equity ETF and Xtrackers MSCI Mexico Hedged Equity ETF are listed on NYSE Arca, Inc. (“NYSE Arca”). Xtrackers MSCI EAFE Small Cap Hedged Equity ETF is listed on Cboe BZX Exchange, Inc. (“Cboe” and together with NYSE Arca, the “Exchanges”). After the close of business on May 31, 2018, the Liquidating Funds will no longer accept creation orders and the final day of trading on the Exchanges will be May 31, 2018. Proceeds of the liquidation are currently scheduled to be sent to shareholders on or about June 12, 2018.

When a Liquidating Fund commences liquidation of its portfolio securities, the Liquidating Fund may hold cash and securities that may not be consistent with the Liquidating Fund’s investment objective and strategy. During this period, each Liquidating Fund is likely to incur higher tracking error than is typical for the Liquidating Fund. Furthermore, during the time between market open on June 1, 2018 and June 12, 2018, because shares will not be traded on the Exchanges, we cannot assure you that there will be a market for your shares. Relatedly, the Funds will not enter into new currency forward contracts following the end of May 2018 and accordingly, as of that time, the Funds may no longer provide currency hedged exposure.

Shareholders may sell their holdings of a Liquidating Fund on the relevant Exchange until the market close on May 31, 2018, and may incur typical transaction fees from their broker-dealer. If you still hold shares on June 12, 2018, each Liquidating Fund will automatically redeem your shares for cash at the current net asset value. Shareholders generally will recognize a capital gain or loss on the redemptions. The Liquidating Funds may or may not, depending upon each Liquidating Fund’s circumstances, pay one or more dividends or other distributions prior to or along with the redemption payments. Please consult your personal tax advisor about the potential tax consequences.

Please retain this supplement for future reference.